SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Allspring Emerging Markets Equity Income Fund (the “Fund”)

At a meeting held August 13-14, 2024, the Board of Trustees of the Fund approved the following name change effective on or about January 8, 2025.

Current Fund Name	New Fund Name Effective on or about January 8, 2025
Allspring Emerging Markets Equity Income Fund	Allspring Emerging Markets Equity Advantage Fund

August 15, 2024	SUP3356 08-24